Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Barclays Capital Inc.
BofA Securities, Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2020-F – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “NAVSL 2020-F Upsize Loan Tape + Updated PMT FREQ & Orig State.xlsx” (the “Data File”), provided by the Company on June 23, 2020, containing certain information related to 10,614 student loans (the “Student Loans”) as of June 4, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2020-F. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that first payment dates were within two (2) days.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system such as: repayment schedule, payment history, interest rate, original loan balance, etc. for the Selected Student Loans.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG
International Cooperative (“KPMG International”), a Swiss entity.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, Amortized Payment History Schedule, and the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NPO Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 358 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page

Borrower State	”Address” field on #BS1 Screen

Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information

Attributes	Loan File/Company’s Instructions

Payment Frequency	“MISC 13” field on #NM CS Screen and instructions provided by the Company described below

Loan Status	“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and instructions provided by the Company described below

Original Maturity Date	“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page

School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page and instructions provided by the Company below

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

1.
For purposes of comparing Payment Frequency, we were instructed by the Company to consider the Payment Frequency to be on a “Bi-Weekly” payment schedule if the 45th position of the “MSC 13” field on the #NM CS Screen was “B,” and to be on a “Monthly” payment schedule if the 45th position of the “MSC 13” field on the #NM CS Screen was not “B.”

2.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:

a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_ PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i.
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen);

ii.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.	Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.
3.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

4.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files. There were no conclusions that resulted from the procedures.

C.
For each Selected Student Loan, we were instructed by the Company to compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicated “Yes.” We were informed by the Company that “Yes” indicates the loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were further informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

The information regarding the Selected Student Loans in the Data File was found to be in agreement with the respective information appearing in the Loan Files. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurance rate for each of the attributes across the entire population of 10,614 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File and Loan Files, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the methodologies or instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA July 9, 2020

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2020F001	39	2020F039	77	2020F077	115	2020F115	153	2020F153
2	2020F002	40	2020F040	78	2020F078	116	2020F116	154	2020F154
3	2020F003	41	2020F041	79	2020F079	117	2020F117	155	2020F155
4	2020F004	42	2020F042	80	2020F080	118	2020F118	156	2020F156
5	2020F005	43	2020F043	81	2020F081	119	2020F119	157	2020F157
6	2020F006	44	2020F044	82	2020F082	120	2020F120	158	2020F158
7	2020F007	45	2020F045	83	2020F083	121	2020F121	159	2020F159
8	2020F008	46	2020F046	84	2020F084	122	2020F122	160	2020F160
9	2020F009	47	2020F047	85	2020F085	123	2020F123	161	2020F161
10	2020F010	48	2020F048	86	2020F086	124	2020F124	162	2020F162
11	2020F011	49	2020F049	87	2020F087	125	2020F125	163	2020F163
12	2020F012	50	2020F050	88	2020F088	126	2020F126	164	2020F164
13	2020F013	51	2020F051	89	2020F089	127	2020F127	165	2020F165
14	2020F014	52	2020F052	90	2020F090	128	2020F128	166	2020F166
15	2020F015	53	2020F053	91	2020F091	129	2020F129	167	2020F167
16	2020F016	54	2020F054	92	2020F092	130	2020F130	168	2020F168
17	2020F017	55	2020F055	93	2020F093	131	2020F131	169	2020F169
18	2020F018	56	2020F056	94	2020F094	132	2020F132	170	2020F170
19	2020F019	57	2020F057	95	2020F095	133	2020F133	171	2020F171
20	2020F020	58	2020F058	96	2020F096	134	2020F134	172	2020F172
21	2020F021	59	2020F059	97	2020F097	135	2020F135	173	2020F173
22	2020F022	60	2020F060	98	2020F098	136	2020F136	174	2020F174
23	2020F023	61	2020F061	99	2020F099	137	2020F137	175	2020F175
24	2020F024	62	2020F062	100	2020F100	138	2020F138	176	2020F176
25	2020F025	63	2020F063	101	2020F101	139	2020F139	177	2020F177
26	2020F026	64	2020F064	102	2020F102	140	2020F140	178	2020F178
27	2020F027	65	2020F065	103	2020F103	141	2020F141	179	2020F179
28	2020F028	66	2020F066	104	2020F104	142	2020F142	180	2020F180
29	2020F029	67	2020F067	105	2020F105	143	2020F143	181	2020F181
30	2020F030	68	2020F068	106	2020F106	144	2020F144	182	2020F182
31	2020F031	69	2020F069	107	2020F107	145	2020F145	183	2020F183
32	2020F032	70	2020F070	108	2020F108	146	2020F146	184	2020F184
33	2020F033	71	2020F071	109	2020F109	147	2020F147	185	2020F185
34	2020F034	72	2020F072	110	2020F110	148	2020F148	186	2020F186
35	2020F035	73	2020F073	111	2020F111	149	2020F149	187	2020F187
36	2020F036	74	2020F074	112	2020F112	150	2020F150	188	2020F188
37	2020F037	75	2020F075	113	2020F113	151	2020F151	189	2020F189
38	2020F038	76	2020F076	114	2020F114	152	2020F152	190	2020F190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2020F191	229	2020F229	267	2020F267	305	2020F305	343	2020F343
192	2020F192	230	2020F230	268	2020F268	306	2020F306	344	2020F344
193	2020F193	231	2020F231	269	2020F269	307	2020F307	345	2020F345
194	2020F194	232	2020F232	270	2020F270	308	2020F308	346	2020F346
195	2020F195	233	2020F233	271	2020F271	309	2020F309	347	2020F347
196	2020F196	234	2020F234	272	2020F272	310	2020F310	348	2020F348
197	2020F197	235	2020F235	273	2020F273	311	2020F311	349	2020F349
198	2020F198	236	2020F236	274	2020F274	312	2020F312	350	2020F350
199	2020F199	237	2020F237	275	2020F275	313	2020F313	351	2020F351
200	2020F200	238	2020F238	276	2020F276	314	2020F314	352	2020F352
201	2020F201	239	2020F239	277	2020F277	315	2020F315	353	2020F353
202	2020F202	240	2020F240	278	2020F278	316	2020F316	354	2020F354
203	2020F203	241	2020F241	279	2020F279	317	2020F317	355	2020F355
204	2020F204	242	2020F242	280	2020F280	318	2020F318	356	2020F356
205	2020F205	243	2020F243	281	2020F281	319	2020F319	357	2020F357
206	2020F206	244	2020F244	282	2020F282	320	2020F320	358	2020F358
207	2020F207	245	2020F245	283	2020F283	321	2020F321
208	2020F208	246	2020F246	284	2020F284	322	2020F322
209	2020F209	247	2020F247	285	2020F285	323	2020F323
210	2020F210	248	2020F248	286	2020F286	324	2020F324
211	2020F211	249	2020F249	287	2020F287	325	2020F325
212	2020F212	250	2020F250	288	2020F288	326	2020F326
213	2020F213	251	2020F251	289	2020F289	327	2020F327
214	2020F214	252	2020F252	290	2020F290	328	2020F328
215	2020F215	253	2020F253	291	2020F291	329	2020F329
216	2020F216	254	2020F254	292	2020F292	330	2020F330
217	2020F217	255	2020F255	293	2020F293	331	2020F331
218	2020F218	256	2020F256	294	2020F294	332	2020F332
219	2020F219	257	2020F257	295	2020F295	333	2020F333
220	2020F220	258	2020F258	296	2020F296	334	2020F334
221	2020F221	259	2020F259	297	2020F297	335	2020F335
222	2020F222	260	2020F260	298	2020F298	336	2020F336
223	2020F223	261	2020F261	299	2020F299	337	2020F337
224	2020F224	262	2020F262	300	2020F300	338	2020F338
225	2020F225	263	2020F263	301	2020F301	339	2020F339
226	2020F226	264	2020F264	302	2020F302	340	2020F340
227	2020F227	265	2020F265	303	2020F303	341	2020F341
228	2020F228	266	2020F266	304	2020F304	342	2020F342

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.